Exhibit 10.24

AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE

Amendment No. 2 to Convertible Promissory Note dated May 25, 2022 (the “Amendment”), between TruGolf, Inc., a Nevada Corporation, (the “Company”), and High Creek Ventures, LLC, (“High Creek”, and together with the Company, the “Parties”, and each, a “Party”) is made this 4th day of August 2023 by and between the Company and High Creek.

WHEREAS, the Parties have entered into a Convertible Promissory Note dated as of May 25, 2022 (the “Existing Note”) and desire to amend the Existing Note on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Note and its Amendment.

2. Amendments to the Existing Note. Effective July 31, 2023, Section 1.1 of the Existing Note is hereby added as follows:

Section 1.1 The Holder acknowledges and agrees that the Company may extend such extended maturity date of the Existing Note, July 31, 2023, by up to an additional eight (8) months, that is February 29, 2024, to be in two extensions of four (4) months each, provided that at the time of each such extension, the Company is required, five (5) days prior to the applicable Extension deadline, to issue the Holder 4,500 shares of the Company’s common stock, and therefore a total of 9,000 shares of the Company’s common stock for both four (4) month Extensions.

3. Except as expressly set forth herein, the Existing Note is unmodified and remains in full force and effect and the execution of this Amendment does not and shall not constitute an amendment of any other rights to which the parties are entitled pursuant to the Existing Note and its Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

TRUGOLF, INC.		HIGH CREEK VENTURES, LLC.
(“COMPANY”)		(“HOLDER”)

By:	/s/ Brenner Adams	By:
Name:	Brenner Adams	Name:	John Gulyas
Title:	Chief Growth Officer	Title:	Manager

Date: 7/31/23		Date: 7/31/23